Exhibit 99.1

Accelerant Announces Second Quarter 2025 Results

ATLANTA (August 28, 2025) – Accelerant Holdings (“Accelerant”) (NYSE: ARX), a leading technology company operating a data-driven risk exchange platform for the specialty insurance market, today announced financial results for the second quarter ended June 30, 2025.1

“Accelerant’s first quarter reporting as a public company was one of the strongest in our history — more Members wrote more business for more risk capital partners than ever before,” said Jeff Radke, Co-Founder and CEO. “We believe our initial public offering validated the durability of our platform and equipped us with resources to extend industry-leading growth as we build the world’s preeminent two-sided specialty insurance risk exchange. Over the last 12 months, Accelerant generated $3.8 billion of Exchange Written Premium, including $1.1 billion in the second quarter alone — a 42% year-over-year increase.”

“Our growth algorithm is straightforward: add more high-quality Members, expand specialty products for more small and mid-sized businesses, and attract more capital from risk partners,” Radke continued. “If we continue to do that, we believe the rest will take care of itself. Our goal is clear: to be the rails on which specialty insurance runs.”

Second Quarter 2025 Key Results

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions, unless indicated)	2025	2024	2025	2024
Number of Members	248	186	248	186
Number of MGA Operations Members	47	44	47	44
Net revenue retention	151%	135%	151%	135%
Exchange written premium	$1,072.3	$756.8	$2,057.5	$1,340.6
Accelerant direct written premium	73%	90%	77%	90%
Third-party direct written premium	27%	10%	23%	10%
Accelerant-retained exchange premium	6%	11%	6%	11%
Exchange written premium growth rate	42%	83%	53%	78%
Total revenues	$219.1	$130.1	$397.1	$258.2
Income (loss) before income taxes	$22.3	$(4.3)	$37.8	$7.7
Net income (loss)	$13.1	$(9.2)	$20.9	$(7.1)
Non-GAAP financial measures (1)
Adjusted EBITDA (1)	$63.5	$13.0	$106.3	$40.5
Adjusted EBITDA margin (1)	29%	10%	27%	16%

(1)

The definitions of Adjusted EBITDA and Adjusted EBITDA margin are included within the “Use of Non-GAAP Financial Measures” section of this release. A reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP measures can be found on page 11.

[1]

Accelerant Holdings is required to file its Form 10-Q within 45 days of the July 23, 2025 effectiveness of its registration statement filed with the SEC (or September 6, 2025). Accelerant intends to file its second quarter 2025 Form 10-Q at the close of business today. Prospectively, Accelerant Holdings management will report on earnings and file its Forms 10-Q as a non-accelerated filer within 45 days of each calendar quarter end period.

Conference Call Information

Accelerant will host a webcast and conference call to discuss the second quarter financial results on August 28, 2025, at 8:00 a.m. ET. A live webcast of the call can be accessed on Accelerant’s Investor Relations website at https://investor.accelerant.ai. To access the call via telephone in North America, please dial 800-715-9871. For callers outside the United States, please dial +1 646-307-1963. Participants should reference the conference call ID code “6232893” after dialing in.

A webcast replay of the call will be available on Accelerant’s website at accelerant.ai in its Investors section for one year following the call.

About Accelerant

Accelerant is a data-driven risk exchange connecting underwriters of specialty insurance risk with risk capital providers. Accelerant was founded in 2018 by a group of longtime insurance industry executives and technology experts who shared a vision of rebuilding the way risk is exchanged – so that it works better, for everyone. The Accelerant risk exchange does business across 22 different countries and more than 500 specialty insurance products.

The Company generates revenue by charging fees on the Exchange Written Premium shared with risk capital partners that rely on Accelerant to source, manage, and monitor portfolios of specialty risk. There was $1.07 billion in Exchange Written Premium during the second quarter 2025. Accelerant harnesses advanced data analytics and AI to optimize risk management, align incentives across the insurance value chain, and provide transparent and efficient solutions for MGAs and Risk Capital partners globally.

Forward-Looking Statements

All statements in this release and in the corresponding earnings call that are not historical are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve substantial risks and uncertainties. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which we operate, including growth of our various markets, and our expectations, beliefs, plans, strategies, objectives, prospects, assumptions, or future events or performance contained in this release and in the corresponding earnings call are forward-looking statements.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed in our Quarterly Report on Form 10-Q under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price.

Use of Non-GAAP Financial Measures

In assessing the performance of our business, non-GAAP financial measures are used that are derived from our consolidated financial information but are not presented in our consolidated financial statements prepared in accordance with GAAP. We consider these non-GAAP financial measures to be useful metrics for management and investors to evaluate our financial performance by excluding certain items that are related to our non-core business operations and therefore are not considered to be directly attributable to our underlying operating performance.

Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income (Loss) should not be considered substitutes for the reported results prepared in accordance with GAAP and should not be considered in isolation or as alternatives to GAAP net income or net (loss) as indicators of our financial performance. Although we use Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income (Loss) as financial measures to assess the performance of our business, such use is limited because it does not include certain material costs necessary to operate our business. Our presentation of Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income (Loss) should not be construed as indications that our future results will be unaffected by unusual or non-recurring items. These non-GAAP financial measures, as determined and presented by us, may not be comparable to related or similarly titled measures reported by other companies. Set forth below are reconciliations of our most directly comparable financial measures calculated in accordance with GAAP to these non-GAAP financial measures on a consolidated basis.

Adjusted EBITDA and Adjusted Net Income (Loss)

We define Adjusted EBITDA as GAAP net income (loss) less the impact of depreciation and amortization, interest expenses, income tax expenses and the following items:

•

Other expenses: Represents costs related to our non-core business operations, primarily related to our global enterprise resource planning system and integrated financial reporting systems, charges related to share-based compensation, and legal and advisory costs in connection with corporate development activities including mergers and acquisitions, capital raising activities and entity formations that support our growing business.

•

Net foreign currency exchange gains (losses): The functional currency for each of our operating subsidiaries is generally the currency of the local operating environment. Transactions in currencies other than the local operation’s functional currency are remeasured into the functional currency, and the resulting foreign exchange gains or losses are reflected in net foreign currency exchange gains (losses). Such gains and losses are generally offset by the translation of our subsidiaries who have the corresponding reinsurance-related balances within their own functional currencies, whereby such effects are translated to other comprehensive income, yielding a much lower net impact on total comprehensive income and equity.

We define Adjusted Net Income (Loss) as GAAP net income (loss) less the impact of other expenses and the tax effect of the adjustments for other expenses.

Adjusted EBITDA Margin

We define Adjusted EBITDA margin, a non-GAAP financial measure, as Adjusted EBITDA divided by total revenue. Adjusted EBITDA margin is an internal performance measure used in the management of our operations.

The reconciliation of the above non-GAAP measures to each of their most directly comparable GAAP financial measures is set forth in the reconciliation table accompanying this release.

Contacts:

Investor Relations	Media Relations

The Blueshirt Group	Kelly Reilly
Scott McCabe	kelly@heycommand.com
scott@blueshirtgroup.com

Accelerant Holdings

Consolidated Statements of Operations

(in millions, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(expressed in millions of US dollars, except share data)	2025	2024	2025	2024
Revenues
Ceding commission income	$101.6	$59.1	$172.3	$124.1
Direct commission income	34.2	10.1	62.3	21.7
Net earned premiums	70.6	52.2	133.6	96.2
Net investment income	12.8	8.7	25.0	16.6
Net realized gains on investments	0.4	—	2.7	0.4
Net unrealized (losses) gains on investments	(0.5)	—	1.2	(0.8)

Total revenues	219.1	130.1	397.1	258.2
Expenses
Losses and loss adjustment expenses	51.3	43.2	96.5	71.9
Amortization of deferred acquisition costs	18.2	16.1	35.3	38.9
General and administrative expenses	86.1	57.8	159.0	106.9
Interest expenses	2.5	3.0	5.1	6.0
Depreciation and amortization	8.3	5.5	15.7	10.4
Other expenses	16.2	9.6	30.4	18.2
Net foreign exchange losses (gains)	14.2	(0.8)	17.3	(1.8)

Total expenses	196.8	134.4	359.3	250.5

Income (loss) before income taxes	22.3	(4.3)	37.8	7.7
Income tax expense	(9.2)	(4.9)	(16.9)	(14.8)

Net income (loss)	13.1	(9.2)	20.9	(7.1)
Adjustment for net (income) loss attributable to non-controlling interests	(4.3)	0.2	(5.6)	5.2

Net income (loss) attributable to Accelerant	$8.8	$(9.0)	$15.3	$(1.9)

Net income (loss) attributable to Accelerant per common share:
Basic	$0.05	$(0.05)	$0.09	$(0.01)
Diluted	$0.04	$(0.05)	$0.07	$(0.01)
Weighted-average common shares outstanding:
Basic	166,185,094	165,949,086	166,185,094	165,776,863
Diluted	205,948,671	165,949,086	205,913,393	165,776,863

Accelerant Holdings

Consolidated Balance Sheets

(in millions, except par value)

(unaudited)

(expressed in millions of US dollars, except share data)	June 30, 2025	December 31, 2024
Assets
Investments
Short-term investments available for sale, at fair value (amortized cost 2025: $77.3 and 2024: $65.0)	$77.7	$64.8
Fixed maturity securities available for sale, at fair value (amortized cost 2025: $667.9 and 2024: $485.6)	673.7	479.5
Equity method investments	10.2	18.2
Other investments	46.6	45.3

Total investments	808.2	607.8
Cash, cash equivalents and restricted cash	1,458.5	1,273.0
Premiums receivable (net of allowance 2025: $3.9 and 2024: $2.4)	937.6	791.9
Ceded unearned premiums	1,922.4	1,558.4
Reinsurance recoverables on unpaid losses and LAE	1,424.6	1,069.5
Other reinsurance recoverables	491.1	364.3
Deferred acquisition costs	51.2	60.7
Goodwill and other intangible assets, net	119.7	64.0
Capitalized technology development costs	93.5	83.6
Other assets	189.4	221.7

Total assets	$7,496.2	$6,094.9

Liabilities and shareholders’ equity
Unpaid losses and loss adjustment expenses	$1,692.0	$1,294.4
Unearned premiums	2,173.0	1,803.2
Payables to reinsurers	1,398.6	1,109.0
Deferred ceding commissions	235.0	193.0
Funds held under reinsurance	978.1	746.9
Insurance balances payable	130.6	148.0
Debt	126.7	121.4
Accounts payable and other liabilities	280.0	252.0

Total liabilities	7,014.0	5,667.9
Equity
Redeemable preference shares
Class C convertible preference shares (issued and outstanding 2025 and 2024: 5,556,546)	104.4	104.4

Shareholders’ equity
Convertible preference shares:
Class A (issued and outstanding 2025 and 2024: 20,955,497)	236.7	236.7
Class B (issued and outstanding 2025 and 2024: 12,569,691)	145.1	145.1
Common shares (par value $0.000001 per share, issued and outstanding 2025 and 2024: 166,185,094)	—	—
Additional paid-in capital	130.2	124.8
Accumulated other comprehensive income (loss)	1.7	(19.5)
Accumulated deficit	(167.5)	(182.8)

Total Accelerant shareholders’ equity	346.2	304.3

Non-controlling interests	31.6	18.3

Total equity	482.2	427.0

Total liabilities and equity	$7,496.2	$6,094.9

Accelerant Holdings

Consolidated Statements of Cash Flows

(in millions)

(unaudited)

	Six Months Ended June 30,
(expressed in millions of US dollars)	2025	2024
Cash flows from operating activities
Net income (loss)	$20.9	$(7.1)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Non-cash revenues, expenses, gains and losses included in net income:
Realized gains on investments	(2.7)	(0.4)
Unrealized (gains) losses on investments	(1.2)	0.8
Earnings from equity method investments	(1.2)	(0.9)
Share-based compensation expense	5.4	3.8
Depreciation and amortization	15.7	10.4
Deferred income tax benefits	(10.7)	(13.2)
Net foreign exchange losses (gains)	17.3	(1.8)
Net accretion of discount on fixed maturity securities and short-term investments	(3.9)	(2.5)
Other, net	0.4	0.6
Changes in operating assets and liabilities:
Premiums receivable	(112.7)	(128.8)
Ceded unearned premiums	(325.1)	(310.5)
Reinsurance recoverables on unpaid losses and LAE	(327.1)	(173.0)
Other reinsurance recoverables	(112.7)	(49.4)
Deferred acquisition costs	9.8	(14.8)
Unpaid losses and loss adjustment expenses	321.2	197.8
Unearned premiums	282.9	313.3
Payables to reinsurers	253.1	329.5
Deferred ceding commissions	59.5	36.7
Funds held under reinsurance	230.9	118.6
Insurance balances payable	(19.2)	(44.0)
Other assets, accounts payable and other liabilities	8.7	2.4

Net cash provided by operating activities	309.3	267.5
Cash flows from investing activities
Proceeds from sales of:
Equity securities	—	114.4
Fixed maturity securities	80.8	9.4
Maturities of fixed maturity securities	28.9	10.4
Payments for purchases of:
Fixed maturity securities	(262.9)	(238.8)
Equity method investments	(0.4)	(2.8)
Net change in short-term investments	(10.2)	(40.7)
Purchases of subsidiaries, net of cash acquired	(1.4)	—
Capitalized technology development expenditures	(17.3)	(14.1)
Other, net	(0.3)	(0.8)

Net cash used in investing activities	(182.8)	(163.0)
Cash flows from financing activities
Credit facility borrowings	5.0	—
Payment of debt	—	(1.0)
Dividends paid to non-controlling interest	(4.1)	(2.0)

Net cash provided by (used in) financing activities	0.9	(3.0)
Net increase in cash, cash equivalents and restricted cash	127.4	101.5
Effect of foreign currency rate changes on cash, cash equivalents and restricted cash	58.1	(5.8)
Cash, cash equivalents and restricted cash at beginning of period	1,273.0	775.4

Cash, cash equivalents and restricted cash at end of period	$1,458.5	$871.1

Accelerant Holdings

Financial Information by Segment

(in millions)

(unaudited)

	Three Months Ended June 30, 2025
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$29.6	$29.6	$—	$72.0	$101.6
Direct commission income
Affiliated entities	69.0	39.0	—	108.0	—	(108.0)	—
Unaffiliated entities	15.6	18.6	—	34.2	—	—	34.2
Net earned premiums	—	—	70.6	70.6	—	—	70.6
Net investment income	1.1	0.9	9.7	11.7	1.1	—	12.8
Net realized gains on investments	—	0.1	0.3	0.4	—	—	0.4
Net unrealized losses on investments	—	(0.5)	—	(0.5)	—	—	(0.5)

Segment revenues	85.7	58.1	110.2	254.0	1.1	(36.0)	219.1
Losses and loss adjustment expenses	—	—	51.3	51.3	—	—	51.3
Amortization of deferred acquisition costs	—	—	27.9	27.9	—	(9.7)	18.2
General and administrative expenses	30.0	33.8	14.8	78.6	16.4	(8.9)	86.1

Adjusted EBITDA	$55.7	$24.3	$16.2	$96.2	$(15.3)	$(17.4)	$63.5

Interest expenses							(2.5)
Depreciation and amortization							(8.3)
Other expenses							(16.2)
Net foreign exchange losses							(14.2)

Income before income taxes							$22.3

Accelerant Holdings

Financial Information by Segment (continued)

(in millions)

(unaudited)

	Three Months Ended June 30, 2024
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$19.8	$19.8	$—	$39.3	$59.1
Direct commission income
Affiliated entities	51.4	23.8	—	75.2	—	(75.2)	—
Unaffiliated entities	2.1	8.0	—	10.1	—	—	10.1
Net earned premiums	—	—	52.2	52.2	—	—	52.2
Net investment income	0.2	1.1	7.3	8.6	0.1	—	8.7

Segment revenues	53.7	32.9	79.3	165.9	0.1	(35.9)	130.1
Losses and loss adjustment expenses	—	—	43.2	43.2	—	—	43.2
Amortization of deferred acquisition costs	—	—	18.1	18.1	—	(2.0)	16.1
General and administrative expenses	13.4	26.7	23.2	63.3	10.4	(15.9)	57.8

Adjusted EBITDA	$40.3	$6.2	$(5.2)	$41.3	$(10.3)	$(18.0)	$13.0

Interest expenses							(3.0)
Depreciation and amortization							(5.5)
Other expenses							(9.6)
Net foreign exchange gains							0.8

Loss before income taxes							$(4.3)

Accelerant Holdings

Financial Information by Segment (continued)

(in millions)

(unaudited)

	Six Months Ended June 30, 2025
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$48.8	$48.8	$—	$123.5	$172.3
Direct commission income
Affiliated entities	128.0	70.5	—	198.5	—	(198.5)	—
Unaffiliated entities	26.8	35.5	—	62.3	—	—	62.3
Net earned premiums	—	—	133.6	133.6	—	—	133.6
Net investment income	1.7	1.8	19.7	23.2	1.8	—	25.0
Net realized gains on investments	—	2.1	0.6	2.7	—	—	2.7
Net unrealized (losses) gains on investments	—	(0.5)	—	(0.5)	1.7	—	1.2

Segment revenues	156.5	109.4	202.7	468.6	3.5	(75.0)	397.1
Losses and loss adjustment expenses	—	—	96.5	96.5	—	—	96.5
Amortization of deferred acquisition costs	—	—	52.7	52.7	—	(17.4)	35.3
General and administrative expenses	53.8	65.0	26.3	145.1	30.9	(17.0)	159.0

Adjusted EBITDA	$102.7	$44.4	$27.2	$174.3	$(27.4)	$(40.6)	$106.3

Interest expenses							(5.1)
Depreciation and amortization							(15.7)
Other expenses							(30.4)
Net foreign exchange losses							(17.3)

Income before income taxes							$37.8

Accelerant Holdings

Financial Information by Segment (continued)

(in millions)

(unaudited)

	Six Months Ended June 30, 2024
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues
Ceding commission income	$—	$—	$49.6	$49.6	$—	$74.5	$124.1
Direct commission income
Affiliated entities	87.9	44.3	—	132.2	—	(132.2)	—
Unaffiliated entities	7.1	14.6		21.7			21.7
Net earned premiums	—	—	96.2	96.2	—	—	96.2
Net investment income	0.3	1.8	14.4	16.5	0.1	—	16.6
Net realized gains on investments	—	—	0.4	0.4	—	—	0.4
Net unrealized losses on investments	—	—	(0.8)	(0.8)	—	—	(0.8)

Segment revenues	95.3	60.7	159.8	315.8	0.1	(57.7)	258.2
Losses and loss adjustment expenses	—	—	71.9	71.9	—	—	71.9
Amortization of deferred acquisition costs	—	—	47.3	47.3	—	(8.4)	38.9
General and administrative expenses	27.7	51.4	38.7	117.8	13.9	(24.8)	106.9

Adjusted EBITDA	$67.6	$9.3	$1.9	$78.8	$(13.8)	$(24.5)	$40.5

Interest expenses							(6.0)
Depreciation and amortization							(10.4)
Other expenses							(18.2)
Net foreign exchange gains							1.8

Income before income taxes							$7.7

Accelerant Holdings

Reconciliation of GAAP to Non-GAAP Financial Results

(in millions)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions)	2025	2024	2025	2024
Net income (loss)	$13.1	$(9.2)	$20.9	$(7.1)
Adjustments:
Other expenses	16.2	9.6	30.4	18.2
Tax effect of adjustments to net income (loss) (1)	(0.7)	(1.1)	(2.2)	(2.0)

Adjusted net income (loss)	$28.6	$(0.7)	$49.1	$9.1
Adjustments:
Add back tax effect of adjustments to net income (loss)	0.7	1.1	2.2	2.0
Income tax expense	9.2	4.9	16.9	14.8
Interest expenses	2.5	3.0	5.1	6.0
Depreciation and amortization	8.3	5.5	15.7	10.4
Net foreign exchange losses (gains)	14.2	(0.8)	17.3	(1.8)

Adjusted EBITDA	$63.5	$13.0	$106.3	$40.5
Total revenues	219.1	130.1	397.1	258.2

Adjusted EBITDA margin	29%	10%	27%	16%

(1)

The tax effect of other expenses adjustments to net income (loss) for each period presented were calculated using the statutory tax rates for each of our legal entities where the expenses were incurred, including certain non-taxing jurisdictions. The statutory tax rates used in the calculations were adjusted in instances where our legal entities have applied full valuation allowances to their respective deferred tax assets of unutilized NOLs. As such, the tax effect for the respective years varies based on the jurisdictional mix of where the expenses were incurred in each year.